2 SIGNIFICANT ACCOUNTING POLICIES: Loss per share (Policies)	12 Months Ended
Dec. 31, 2018
Policies
Loss per share

Loss per share

Basic loss per share is calculated by dividing the loss attributable to common shareholders by the weighted average number of common shares outstanding in the period. For all periods presented, the loss attributable to common shareholders equals the reported loss attributable to owners of the Company. In calculating the diluted loss per share, the weighted average number of common shares outstanding assumes that the proceeds to be received on the exercise of dilutive share options and warrants are used to repurchase common shares at the average market price during the period. For the periods presented, all options and warrants were anti-dilutive.